UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2018

Beyond Commerce, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-52490 (Commission File Number)	98-0512515 (I.R.S. Employer Identification No.)

3773 Howard Hughes Pkwy, Suite: 500 Las Vegas, Nevada (Address of Principal Executive Offices)	89169 (Zip Code)

(702) 675-8022

(Registrant’s Telephone Number, Including Area Code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Smaller reporting company   ☒                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

    On October 9, 2018, Beyond Commerce, Inc. a Nevada corporation (OTCQB: BYOC), (the “Company”) a planned provider of B2B internet marketing analytics, technologies, and related services, is pleased to announce that it has filed a Registration Statement on Form S-1 with the U.S. Securities and Exchange Commission (SEC).

    “Today’s filing marks the completion of another important milestone toward Beyond Commerce up-listing to a national exchange,” said George Pursglove, President and Chief Executive Officer. “Our registration statement lays the groundwork for us to begin building our next chapter as a publicly traded company. Once the S-1 is effective, Beyond Commerce will become a reporting company, which will provide transparency to our various stakeholders—with a goal of communicating the strength of our business, the growth opportunities we see ahead and the long-term value we seek to create for our shareholders.”

    The Form S-1 includes the consolidated audited financial statements for the years ended December 31, 2017 and 2016. Also included are the condensed consolidated reviewed financial statements for the three and six month periods ended March 31, and June 30, 2018 and 2017.

   The Form S-1 has been filed with the Securities and Exchange Commission, but has not yet become effective. This press release shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any offer or sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

A copy of the Form S-1 is available through the following link or via the SEC’s website hhtp://sec.gov.

https://www.sec.gov/Archives/edgar/data/1386049/000144586618001078/0001445866-18-001078-index.htm

Item 9.01 Exhibits
Exhibit No.	Description
99.1	Press Release, dated as of October 11, 2018
SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
BEYOND COMMERCE, INC.

Date: October 11, 2018	By:	/s/ George D. Pursglove
George D. Pursglove, Chief Executive Officer and Director